UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 9, 2007

THE CHILDREN’S PLACE RETAIL STORES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-23071	31-1241495
(State or Other Jurisdiction .of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 Secaucus Road, Secaucus, New Jersey, 07094
(Address of Principal Executive Offices) (Zip Code)

(201) 558-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 9, 2007, we notified the landlord of our Ontario California distribution center, Haven Gateway LLC, that we are exercising our right to extend our lease of the distribution center for an additional thirty three (33) months. Accordingly, our lease now expires on October 31, 2010.

A copy of the notification letter is attached here to as exhibit 10.1.

Item 8.01 Other Events

On April 12, 2007, we issued a press release containing our sales results for the five-week period ended April 7, 2007 and updated guidance for fiscal year 2007.

A copy of our press release is included as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired: Not applicable

(b)   Pro Forma Financial Information: Not applicable

(c)   Exhibits:

10.1	Notification letter dated April 9, 2007, to Haven Gateway LLC regarding the extension of the Ontario California Distribution Center lease.

99.1	Press Release dated April 12, 2007.

[SIGNATURE BLOCK FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHILDREN’S PLACE RETAIL STORES, INC.

By:	/s/ Susan Riley
Name: Susan Riley
Title: Executive Vice President, Finance and Administration

Dated: April 12, 2007